AMENDMENT NO. 2
TO
PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
(Class A Shares, Class B Shares, Class C Shares)
(Reimbursement)
     The Plan of Distribution (the “Plan”), dated February 12, 2010, pursuant to Rule 12b-1, is hereby amended May 4, 2010, as follows:
     WHEREAS, Invesco Large Cap Relative Value Fund was incorrectly added to the Plan; and
     WHEREAS, the parties desire to amend the Plan to remove Invesco Large Cap Relative Value Fund effective February 12, 2010.
     NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with the following:
“SCHEDULE A
PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
AIM COUNSELOR SERIES TRUST

Portfolio	Shares
Invesco Balanced Fund	Class A Shares Class B Shares Class C Shares

Invesco California Tax-Free Income Fund	Class A Shares Class B Shares Class C Shares

Invesco Dividend Growth Securities Fund	Class A Shares Class B Shares Class C Shares

Invesco Equally-Weighted S&P 500 Fund	Class A Shares Class B Shares Class C Shares

Invesco Fundamental Value Fund	Class A Shares Class B Shares Class C Shares

Invesco New York Tax-Free Income Fund	Class A Shares Class B Shares Class C Shares

Invesco S&P 500 Index Fund	Class A Shares Class B Shares Class C Shares

AIM GROWTH SERIES

Portfolio	Shares
Invesco Convertible Securities	Class A Shares Class B Shares Class C Shares
AIM INVESTMENT FUNDS

Portfolio	Shares
Invesco Alternative Opportunities Fund	Class A Shares Class C Shares

Invesco Commodities Strategy Fund	Class A Shares Class B Shares Class C Shares

Invesco FX Alpha Plus Strategy Fund	Class A Shares Class C Shares

Invesco FX Alpha Strategy Fund	Class A Shares Class C Shares

Invesco Global Advantage Fund	Class A Shares Class B Shares Class C Shares

Invesco Global Dividend Growth Securities Fund	Class A Shares Class B Shares Class C Shares

Invesco Health Sciences Fund	Class A Shares Class B Shares Class C Shares

Invesco Pacific Growth Fund	Class A Shares Class B Shares Class C Shares
AIM INVESTMENT SECURITIES FUNDS

Portfolio	Shares
Invesco High Yield Securities Fund	Class A Shares Class B Shares Class C Shares
AIM SECTOR FUNDS

Portfolio	Shares
Invesco Mid-Cap Value Fund	Class A Shares Class B Shares Class C Shares

Invesco Small-Mid Special Value Fund	Class A Shares Class B Shares Class C Shares

Invesco Special Value Fund	Class A Shares Class B Shares Class C Shares

Portfolio	Shares
Invesco Technology Sector Fund	Class A Shares Class B Shares Class C Shares

Invesco Vaue Fund	Class A Shares Class B Shares Class C Shares
AIM TAX-EXEMPT FUNDS

Portfolio	Shares
Invesco Tax-Exempt Securities Fund	Class A Shares Class B Shares Class C Shares
     All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

3